Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of November, 2014.

/s/ Robert Axel
Robert Axel
Senior Vice President and Controller
(Principal Accounting Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2014.

/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2014.

/s/ Gordon M. Bethune
Gordon M. Bethune Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 2014.

/s/ Gilbert F. Casellas
Gilbert F. Casellas Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of November, 2014.

/s/ James G. Cullen
James G. Cullen Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 2014.

/s/ Mark B. Grier
Mark B. Grier Vice Chairman and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2014.

/s/ Constance J. Horner
Constance J. Horner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2014.

/s/ Martina Hund-Mejean
Martina Hund-Mejean
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2014.

/s/ Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 2014.

/s/ Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2014.

/s/ Douglas A. Scovanner
Douglas A. Scovanner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of December, 2014.

/s/ John R. Strangfeld
John R. Strangfeld
Chairman, Chief Executive Officer,
President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signatures appear below constitutes and appoints Susan L. Blount, Robert M. Falzon, and Kenneth Y. Tanji (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2014.

/s/ James A. Unruh
James A. Unruh
Director